MDC Partners

Investor Presentation

September 30, 2005

MDC PARTNERS

Forward Looking Statements & Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, particularly regarding the financial and strategic impact of acquiring the Zyman Group, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its credit facility;
- risks arising from potential material weaknesses in internal control over financial reporting;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- and, foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company's SEC filings.

Who Are We: Marketing Communications*

- 30 brands providing marketing services in the U.S., Canada and U.K.
- Strategically focused on high growth specialty communications
- Strong, well-diversified blue-chip clientele
- Broad range of services

Revenues by Geography


82% USA
16% Canada
2% UK

Revenues by Service


32% Specialized
35% Advertising & Integrated
33% CRM & Direct Marketing

Revenues by Industry


40% Consumer/retail
23% Telecom/media
8% Financial services
7% Healthcare
5% Automotive
5% Information Technology
12% Other

* Results as of YTD June 30, 2005

Who Are We: Secure Products International

Ashton Potter	Mercury	Metaca / Placard
→One of world's largest private postage stamp printers →Highly specialized with revenues supported by long-term contracts →One of three companies sharing multi-million dollar, multi-year contract as part of privatization of U.S. stamp manufacturing	→Strong platform in high-end commercial printing →Major supplier of secure ticketing to NFL, NBA, Major League Baseball and many others	→Leader in smart card services in Canada and Australia →Poised to benefit from investment in infrastructure

Marketing Communications Industry

Growth now focused on specialty communications

– Direct response – Sales promotion – Branded entertainment

→ Marketing strategies

- Enhance market targeting
- Measure program results
- Obtain immediacy of response
- Maintain cost-effectiveness


WE ♥ DOGS
MASSIVE CHANGE
eCredit
TrueCredit

Marketing Communications Industry

- Increased requirement to customize experiences
- On-demand mind set
  - Consumers pick what they want, when they want it
  - Fragmented marketing environment



Major marketers that best adapt will be the big winners

Marketing Communications Industry

Dynamic, growing and rapidly changing market

- → $575 billion market
- → U.S. – largest market
  - – 82% of MDC revenue



Our Philosophy

- More and more marketers care about fresh thinking and new ideas.

- From a macro perspective the fundamental demand for marketing expertise is greater than ever before. Clients are trying to achieve growth but the competition for fees is more and more challenging. Our business mandate is to provide clients with strategies that will enable them to grow.

- Financial success in marketing services is a by-product of providing great work for great clients that produces results in the marketplace.

- The best work is produced by the most able talent and talent is gravitating to environments where they are empowered and can share in the wealth.

Our Mission

- Strategic business solutions for our clients
  - Help clients decomoditize brands and establish a sustainable competitive advantage
  - Improve overall go to market ROI for clients who embrace change and share an entrepreneurial spirit for building their businesses
- Attraction of "best of breed" enterprises and people to the partnership
- Energized environment for our employees to achieve personal growth
- Profitable and sustainable long-term growth for MDC Partners and its partner firms

Partner Firms

CRISPIN PORTER + BOGUSKY

Accumark PROMOTIONS GROUP INC.

BANJO

ALLARD JOHNSON COMMUNICATIONS

targetcom

NORTHSTAR research partners

ACCENT

CHINNICI | DIRECT Marketing Solutions That Deliver Results

FME

INTEGRATED HEALTHCARE

Bruce Mau Design Inc.

hello

ZYMAN GROUP

PRO

COLLE + McVOY

ACLC Ambrose Carr Linton Carroll Inc.

ZiG

Veritas Communications Inc.

bryan mills group

vitrorobertson

henderson bas

BRATSKEIR & COMPANY

mono

Onbrand

MF+P

M Mackenzie Marketing

SOURCE marketing

CLIFF FREEMAN AND PARTNERS

kirshenbaum bond + partners

MDC Partnership Model

→ Acquisitions structured with "succession strategy" and "management incentive programs"

- Initial 51% – 70% investment
- Consideration in cash and MDC equity
- Corporate governance control resides in MDC
- Control optimizes financing flexibility
- Succession planning implemented


MDC

MDC Partnership Model

- Agencies maintain independence, continued financial interest
  - Creative autonomy
  - Growth capital and increased visibility
  - Industry expertise and counsel
  - Business and strategic planning advice
  - Financial and M&A expertise
  - Critical succession planning


MDC

MDC Partnership Model

- Support allows agencies to continue clear differentiation in the marketplace
  - Unique selling proposition
  - Ability to win new business
  - Aggressive and committed leadership
  - Operational excellence
- Agencies build diversified client bases
  - Revenue and earnings growth


LET'S USE OUR
HORSEPOWER
FOR GOOD.


THE LEVI'S
PERSONALITY TEST

Acquisition Target Profile

- Well established market position
- Highly retentive business
- Leadership and management
- Strong, consistent profitability
- Geographic focus “on strategy”


new
Extra Strength
TYLENOL
eZ TABS
NEWCASTLE BROWN ALE
SO SMOOTH YOU'LL THINK IT'S HITTING ON YOU.

MDC Partners – Marketing Communications

- → 1H 2005 Revenue: **$167.0 million**
- → 1H 2005 EBITDA: **$16.8 million**


FedEx
Welcome to Super Box IV!
SUPER BOX
MATCHBOX
TREASURE INSIDE!

- → 55% Revenue and 64% EBITDA increase versus prior year
  - – Increases result from strong organic and acquisition growth

MDC Partners – Secure Products International

- 1H 2005 Revenue: **$33.9 million**
- 1H 2005 EBITDA: **($1.9) million**

- Reviewing strategic alternatives


BRITISH AIRWAYS
METACA
Telstra Phonecard
PLACARD

2005 Outlook

- Enhance efficiency and productivity of existing businesses
- Focus on organic growth
- Generate contributions from new business and existing clients
- Consistent acquisition strategy
- Maintain world-class management capabilities

MDC Partners

Investor Presentation

September 30, 2005

MDC PARTNERS